                                                          Registration No. 333-
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-3
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                       13-3306985
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                       Identification Number)


                          765 Old Saw Mill River Road
                           Tarrytown, New York 10591
                                (914) 347-2220

         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             _____________________
                              Michael G. Goldberg
                         Emisphere Technologies, Inc.
                         765 Old Saw Mill River Road
                          Tarrytown, New York 10591
                                (914) 347-2220

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                             _____________________


                                  Copies to:

                            Edwin S. Maynard, Esq.
                   Paul, Weiss, Rifkind, Wharton & Garrison
                          1285 Avenue of the Americas
                           New York, New York  10019
                                (212) 373-3000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] No. 333-30358.

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                             _____________________

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================

      Title of Each Class            Amount to be     Proposed Maximum     Proposed Maximum      Amount of
 of Securities to be Registered(1)  Registered (2)     Offering Price Per     Aggregate       Registration Fee
                                                       Share            Offering Price (2)

 Common Stock, ($.01 par value)      287,500 shares           $ 72.75             $20,915,625        $ 5,522
==============================================================================================================

(1) This Registration Statement also applies to rights under the registrant's Rights Agreement which are attached to and tradable only with the shares of Common Stock registered hereby. No registration fee is required for such rights as they will be issued for no additional consideration.

(2)  Includes 37,500 shares subject to an over-allotment option.
================================================================================

                           INCORPORATION BY REFERENCE
            OF REGISTRATION STATEMENT ON FORM S-3 FILE NO. 333-30358

          Emisphere Technologies, Inc. is incorporating by reference the information contained in its Registration Statement on Form S-3 (File No. 333-30358) in its entirety, including any and all amendments and any and all exhibits relating to it other than those superseded by the exhibits filed herewith. The Registration Statement was declared effective by the Securities and Exchange Commission on March 13, 2000.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.       Exhibits and Financial Statement Schedules

  (a)  Exhibits

Exhibit                             Description
Number                              -----------
---------

 5.1  *    Legal Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.

23.1  *    Consent of PricewaterhouseCoopers LLP.

23.2  *    Consent of PricewaterhouseCoopers LLP.

23.3  *    Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).

24.1 Power of Attorney (filed with the Company's Registration Statement on Form S-3 (Registration No. 333-30358)).

*  Filed herwith.


  (b) Financial Statement Schedules

  None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 13th day of March, 2000.


                                    EMISPHERE TECHNOLOGIES, INC.


                                    By:   /s/ Charles H. Abdalian, Jr.
                                       -------------------------------
                                         Charles H. Abdalian, Jr.
                                         Vice President, Chief
                                         Financial Officer and
                                         Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on March 13, 2000.



             Signature                              Title
             ---------                              -----


                      * Director, Chairman of the Board and Chief ----------------------------------- Executive Officer
        Michael M. Goldberg

/s/ Charles H. Abdalian, Jr.         Vice President, Chief Financial
-----------------------------------  Officer and Secretary
        Charles H. Abdalian, Jr.

                      *              Director
-----------------------------------
        Jere E. Goyan, Ph.D.

                      *              Director
-----------------------------------
        Peter Barton Hutt


                      *              Director
-----------------------------------
        Howard M. Pack

                      *              Director
-----------------------------------
        Mark I. Greene, M.D., Ph.D.


                      *              Director
-----------------------------------
        Joseph R. Robinson, Ph.D.


                      *              Director
-----------------------------------
        Robert J. Levenson

                     *
-----------------------------------  Controller and Chief Accounting Office
        Joseph D. Poveromo





          /s/ Charles H. Abdalian, Jr.
*  By:___________________________________________________
              Charles H. Abdalian, Jr.
              Attorney-in-fact

                                 EXHIBIT INDEX



Exhibit                            Description
-------                            -----------

5.1     *  Legal Opinion of Paul, Weiss, Rifkind, Wharton & Garrison.

23.1    *  Consent of PricewaterhouseCoopers LLP.

23.2    *  Consent of PricewaterhouseCoopers LLP.

23.3    *  Consent of Paul, Weiss, Rifkind, Wharton & Garrison (included in opinion filed as Exhibit 5.1).

24.1 Power of Attorney (filed with the Company's Registration Statement on Form S-3 (Registration No. 333-30358)).

*  Filed herewith.